Exhibit 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

24.1 – 1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Mark T. Bertolini
Mark T. Bertolini

24.1 – 2

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Richard L. Carrión
Richard L. Carrión

24.1 – 3

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Melanie L. Healey
Melanie L. Healey

24.1 – 4

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ M. Frances Keeth
M. Frances Keeth

24.1 – 5

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Karl-Ludwig Kley
Karl-Ludwig Kley

24.1 – 6

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Lowell C. McAdam
Lowell C. McAdam

24.1 – 7

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

24.1 – 8

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Rodney E. Slater
Rodney E. Slater

24.1 – 9

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

24.1 – 10

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Gregory D. Wasson
Gregory D. Wasson

24.1 – 11

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Gregory G. Weaver
Gregory G. Weaver

24.1 – 12

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Matthew D. Ellis
Matthew D. Ellis

24.1 – 13

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), one or more registration statements on Form S-4 (collectively, the “Registration Statement”) relating to the Company’s offer to exchange up to $3,194,253,000 aggregate principal amount of its outstanding 2.946% notes due 2022 for a like principal amount of its 2.946% notes due 2022 that have been registered under the Securities Act, up to $1,706,360,000 aggregate principal amount of its outstanding 4.812% notes due 2039 for a like principal amount of its 4.812% notes due 2039 that have been registered under the Securities Act, and up to $4,072,197,000 aggregate principal amount of its outstanding 5.012% notes due 2049 for a like principal amount of its 5.012% notes due 2049 that have been registered under the Securities Act.

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Matthew D. Ellis and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2017.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

24.1 – 14